REMS INTERNATIONAL REAL ESTATE VALUE-OPPORTUNITY FUND
(Founders Shares – REIFX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated June 8, 2015
To the Fund’s Prospectus and Statement of Additional Information dated May 1, 2015

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Important Notice Regarding Change in Investment Objective and Strategies

At its meeting held on May 27-28, 2015, the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) approved various changes to the REMS International Real Estate-Value Opportunity Fund (the “Fund”). These changes include a change to the Fund’s investment objective and strategies.

These changes will become effective on August 7, 2015.

Revised Investment Objective. The “Investment Objective” section in the Fund’s Summary section of the Prospectus will be replaced in its entirety with the section below.

The REMS International Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate.

Revised Principal Investment Strategies. The “Principal Investment Strategies” section in the Fund Summary section of the Prospectus will be replaced in its entirety with the section below.

The Fund pursues its Value, Yield-Advantage strategy (as described in more detail below) through investment in international public real estate securities, which may include equity REITs, REIT preferreds, real estate operating companies and other publicly traded companies whose asset base is primarily real estate. This strategy may lead to investment in smaller capitalization companies (under $1B). The composition of the portfolio does not seek to mimic equity REIT indices.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments outside of the United States. For purposes of the Fund’s investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. These include securities issued by real estate investment trusts (“REITs”) or related foreign structures, and real estate operating companies. A domestic REIT is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. Foreign REITs and REIT-like entities are organized outside of the U.S. and have operations and may receive tax treatment similar to that of U.S. REITs in their respective countries. REITs and other REIT-like structures are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. A United States REIT generally is not taxed on income distributed to shareholders as long as certain tax requirements are met, including the requirement that it distribute substantially all of its taxable income to its shareholders. Other countries have adopted, or are considering, similar REIT-like structures whereby such companies would not be subject to corporate income tax in their respective home countries as long as similar certain tax requirements are met, including the distribution of a significant percentage of their net income to shareholders.

The Fund does not invest in real estate directly. The majority of the Fund’s assets will normally be invested in companies located in countries other than the United States, although these companies may have investments that provide exposure to the U.S. or Canadian real estate industry. The Fund may invest in securities of emerging market countries but does not expect to invest greater than 30% of assets in such securities.

In selecting Fund investments, the Adviser employs its Value, Yield-Advantage investment process, which is a process that seeks to invest Fund assets in companies whose underlying real estate assets are trading at a discount to their private market value (i.e., the value of a real estate investment if the fee ownership is held by a private owner rather than a publicly traded company). The strategy also seeks above average dividend yield in REIT and REIT-like structures, and strong free cash flow in non-REIT structures. “REIT-like” structures refers to those structures that may be organized across different global markets and that operate under their own legislative and taxing authorities that are similar but not identical to REITs which are defined in the United States Internal Revenue Code. In order to accomplish this, the Adviser screens its universe of real estate securities for a number of proprietary valuation, income, and balance sheet metrics to identify candidates for investment. This process is combined with in-depth industry and company-specific research to determine the Fund’s investments. The Fund may invest in companies without regard to their market capitalization. This is an all-cap strategy which makes investment decisions unconstrained by REIT indices or benchmarks – meaning that REIT indices and benchmarks are generally market capitalization weighted and may be concentrated in the largest REIT companies on the exchanges. The Fund’s investment process is indifferent to index weightings which generally results in a portfolio that is differentiated by company names and percentage exposures. The portfolio of securities in which the Fund invests will normally represent a broad range of geographic regions, property types and tenants. The Fund may hold a small number of long positions.

In executing its investment strategy, the Fund may use leverage, (i.e., borrow money from banks for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity). If the Fund borrows from a bank, it will maintain varying levels of leverage but the amount of leverage may not exceed 33-1/3% of the Fund’s total assets (including the amount of the bank borrowings but reduced by any liabilities not constituting bank borrowings). The Adviser is most likely to employ the use of leverage during periods when dividend yields from the Fund’s investments are in excess of the cost to borrow, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value.

The Fund may take short positions in the Fund totaling up to 30% of the Fund’s total assets. The Adviser would be most likely to use shorting to protect accumulated unrealized gains, or to take advantage of special situations where an individual investment’s fundamental outlook is believed poor relative to its current valuation. The Adviser may short either individual securities and/or index funds to pursue these strategies.

The Fund may engage in various investments such as put and call options on foreign currencies, foreign currency forward contracts, foreign currency futures contracts, and foreign currency swaps for the purpose of hedging the Fund’s foreign currency risk. The Fund may use interest rate swaps and futures contracts (such as Treasury futures) to hedge against interest rate risk.

While both leverage and shorting are permitted, neither is required to execute the Fund’s Value, Yield-Advantage investment process. The Fund is long-biased.

Although the Fund intends to invest primarily in equity securities, the Fund may hold for extended periods of time a significant portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit and short-term debt obligations, either due to pending investments or when investment opportunities are limited.

Additional Principal Risks.

The current descriptions of the Fund’s principal risks under the heading “Principal Risks” in the Fund’s “Fund Summary” section of the Prospectus will be revised to include the following additional principal risks: Focus Risk and Currency Hedging Risk.

Focus Risk. While the Fund is diversified, it may, at times, hold the securities of a small number of issuers. At such times where the Fund may hold the securities of fewer issuers, the performance of these issuers could have a substantial impact on the Fund’s performance.

Currency and Interest Rate Hedging Risk. The Fund may utilize put and call options for the purpose of hedging the Fund’s foreign currency risk. Options are a type of derivative instrument. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives, such as options, to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

By investing in options, the Fund may be subject to the risk of counterparty default, as well as the potential for unlimited loss.

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies. Currency transactions may include foreign currency forward contracts, foreign currency swaps and foreign currency futures contracts. While futures contracts generally are liquid investments, under certain market conditions they may become illiquid. As a result, the Fund may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s investment in such contracts. Currency hedging can result in losses to the Fund if the currency being hedge fluctuates to a degree or in a direction that is not anticipated.

The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

The Fund may utilize interest rate swaps and futures contracts (such as Treasury futures) to hedge against interest rate risk. To the extent the Fund uses Treasury futures, it is exposed to the additional volatility in comparison to investing directly in U.S. Treasury bonds. Futures can be less liquid and involve the risk that anticipated treasury rate movements will not be accurately predicted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE